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                                                                    Exhibit 23.4


                                             April 6, 1999


WESCO International, Inc.
Commerce Court, Suite 700
Four Station Square
Pittsburgh, PA 15219


Ladies and Gentlemen:

     We hereby consent to the use of our name and the reference to our report in the Registration Statement on Form S-1 (No. 333-73299) of WESCO International, Inc.


                                             Sincerely yours,


                                             /s/ Douglas Chandler
                                             ---------------------------
                                             Douglas Chandler
                                             Electrical Wholesaling